Unit-Based Compensation	12 Months Ended
Dec. 31, 2015
Unit-Based Compensation [Abstract]
Unit-Based Compensation

10.  UNIT-BASED COMPENSATION

The board of directors of the general partner adopted the LTIP upon completion of the IPO. The LTIP is intended to promote the interests of the partnership, its general partner and affiliates by providing incentive compensation awards based on units to employees, consultants and directors to encourage superior performance. The LTIP reserves 2,500,000 common units for issuance in the form of options, restricted units, phantom units, distributable equivalent rights, substitute awards, unit appreciation rights, unit awards, profits interest units or other unit-based awards. The partnership measures unit-based compensation grants at fair value on the grant date and records noncash compensation expense related to the awards over the requisite service period.

In August 2015, the partnership granted 10,089 restricted unit awards under the LTIP, vesting on July 1, 2016, with a weighted average price of $14.93 to certain directors of the general partner. The restricted units are accounted for as equity-classified awards.  The grant-date fair value, net of estimated forfeitures, is recognized as compensation costs on a straight-line basis over the requisite service period. Compensation costs of approximately $67 thousand were expensed during the year ended December 31, 2015. There were no unit-based compensation costs during the years ended December 31, 2014 and 2013. At December 31, 2015, there were $83 thousand of unrecognized compensation costs from unit-based compensation agreements, which are related to non-vested awards.

The general partner made a capital contribution of $3 thousand to maintain its 2% general partner interest in the partnership in connection with the restricted unit awards granted.